EXHIBIT 4.1




  COMMON STOCK                                                 COMMON STOCK

     NUMBER                                                        SHARES
                            TradeStation Group, Inc.
TS
              INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA

                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                                               CUSIP 682734 10 8


THIS CERTIFIES THAT




IS THE RECORD OWNER OF




FULLY PAID AND NONASSESSABLE SHARES OF THE PAR VALUE OF $.01 EACH OF THE COMMON
                                    STOCK OF


                            TradeStation Group, Inc.
(hereinafter referred to as the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.



Dated:

        SECRETARY                                        PRESIDENT


                                   [GRAPHIC]

COUNTERSIGNED AND REGISTERED
            AMERICAN STOCK TRANSFER & TRUST COMPANY (New York, N.Y.)
                                                                 Transfer Agent
                                                                   and Registrar
By


                                                            AUTHORIZED SIGNATURE

                            TradeStation Group, Inc.


     THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF: (A) THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS APPLICABLE TO EACH CLASS OF CAPITAL STOCK AUTHORIZED TO BE ISSUED; (B) THE VARIATIONS, IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES AUTHORIZED TO BE ISSUED WITHIN EACH SUCH CLASS; AND (C) THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE SUCH VARIATIONS FOR SUBSEQUENT SERIES. REQUESTS MAY BE DIRECTED TO THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT.


The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN -- as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT -- (Cust)________ Custodian (Minor)_________under Uniform
                        Gifts to Minors Act (State)_____________________
Additional abbreviations may also be used though not in the above list.


For Value Received___________hereby sells, assigns and transfers unto

                     PLEASE INSERT SOCIAL SECURITY OR OTHER
                         IDENTIFYING NUMBER OF ASSIGNEE

__________________________

________________________________________________________________________________

________________________________________________________________________________
    (PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)




______________________shares of the common stock represented by the within Certificate and does hereby irrevocably constitute and appoint__________________


________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named
Corporation with full power of substitution in the premises.

DATED:_________________________          SIGNED:______________________________


                                         SIGNED:______________________________
                                         NOTICE: The signature(s) on this
                                         assignment must conform in all
                                         respects with the name as written upon
                                         the face of this Certificate.


SIGNATURE(S) GUARANTEED


By:____________________________________

THE SIGNATURE(S) MUST BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(SUCH AS BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT
UNIONS) WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM.